

TwoRiver Bancorp

Service • Employee Satisfaction • Shareholder Value • Integrity • Community

Investor Presentation
August 2015

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's current views and expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward-looking terminology as "continues," "expect," "look," "believe," "anticipate," "may," "will," "should," "projects," "strategy" or similar statements. Actual results may differ materially from such forward-looking statements, and no reliance should be placed on any forward-looking statement. Factors that may cause results to differ materially from such forward-looking statements include, but are not limited to, unanticipated changes in the financial markets and the direction of interest rates; volatility in earnings due to certain financial assets and liabilities held at fair value; competition levels; changes in loan and investment prepayment assumptions; insufficient allowance for credit losses; a higher level of loan charge-offs and delinquencies than anticipated; material adverse changes in our operations or earnings; a decline in the economy in our market areas; changes in relationships with major customers; changes in effective income tax rates; higher or lower cash flow levels than anticipated; inability to hire or retain qualified employees; a decline in the levels of deposits or loss of alternate funding sources; a decrease in loan origination volume or an inability to close loans currently in the pipeline; changes in laws and regulations; adoption, interpretation and implementation of accounting pronouncements; operational risks, including the risk of fraud by employees, customers or outsiders; and the inability to successfully implement new lines of business or new products and services. For a list of other factors which would affect our results, see the Company's filings with the Securities and Exchange Commission, including those risk factors identified in the "Risk Factor" section and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2013. The statements in this presentation are made as of the date this material is finalized, even if subsequently made available by the Company on its website or otherwise. The Company assumes no obligation for updating any such forward-looking statements at any time, except as required by law.





At a Glance – Two River Bancorp

- New Jersey single-brand bank holding company
  - Headquartered in Central New Jersey (Monmouth County)
- Holding company for Two River Community Bank
  - Formed in 2006
- $844.4M in Total Assets

TWO RIVER COMMUNITY BANK

Your Community. Your Bank.



NASDAQ: TRCB

Corporate Headquarters	Tinton Falls, NJ
Subsidiaries	Two River Community Bank
Branches	15 in NJ
Loan Production Offices	2
Formed (Two River)	2006
Share Price	$9.00 (as of 8-10-2015)
Shares Outstanding*	7.9M
Public Float*	6.8M
Market Cap	$71.4M (as of 8-10-2015)
Ownership	76.3% retail 14.7% insider 9.0% institutional (M3 Funds, Mariner Wealth, Mercer Capital, Hovde Capital)
Total Assets*	$844.4M
Total Stockholder's Equity*	$96.3M
Tangible Book Value per Share*	$9.09 per share
Price to Tangible Book Value*	0.99 (as of 7-21-2015)
P/E (TTM EPS of $0.73)	12.4x (as of 8-5-2015)

** As of 6/30/2015*

Second Quarter 2015 Operating and Financial Highlights

TwoRiver BANCORP

Second Quarter Results Highlighted by Record Loan Growth

Expected to Drive Incremental Earnings in Coming Quarters

- Net income available to common shareholders increased 4.0% to $1.45 million, or $0.18 per diluted common share
- Mortgage banking income increased 204.3% to $143,000
- Total assets at June 30, 2015 were $844.4 million, compared with $781.2 million at December 31, 2014
- Total loans as of June 30, 2015 increased $33.9 million, or 5.3% (21% annualized), to $674.1 million from March 31, 2015. This represented the largest quarterly organic loan increase in the Company's history, driven by strong growth in commercial real estate and residential sectors during the period.
- Total deposits as of June 30, 2015 were $686.4 million, an increase of 6.8%
- Return on average assets (ROAA) was 0.71% for the second quarter of 2015
- Return on average equity was 6.15% for the three months ended June 30, 2015
- Net interest margin for the second quarter of 2015 was 3.65%
- Non-performing assets to total assets decreased to 0.75% from 1.00% at December 31, 2014
- Tangible book value per share was $9.09 at June 30, 2015, compared to $8.79 at December 31, 2014 and $8.45 at June 30, 2014

Solid Financial Results

Commercial Lending Expertise / Mortgage Operation Provides Upside

- Strong track record in commercial / medical lending
- Niche expertise in Private Banking Division (medical practitioners and business owners) and SBA lending
- Residential mortgage expansion with experienced manager
- Strong real estate construction expertise

New Jersey - Attractive Markets

(Monmouth / Middlesex / Union / Ocean counties)

- Above US National average household incomes
    - NJ is #3 in median household income by state
- Densely populated

Valuation Disconnect

- ROAA / ROATE increases in recent quarters compared to flattened Price-to-Tangible-Book

Experienced Management/Shareholder Friendly

- Dividend paying / history of share repurchases
- Seasoned management and lending team
- Engaged Board from local business communities

Steady Increases in Tangible Book Value


Tangible Book Value Per Share
$9.50
$9.00
$8.50
$8.00
$7.50
$7.00
$7.85
$7.97
$8.11
$8.29
$8.45
$8.63
$8.79
$8.96
$9.09
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

**In December 2014, TRCB redeemed $6 million of its SBLF Preferred Stock, which resulted in a decrease in shareholder's equity for the quarter.*

TwoRiver BANCORP

There are 8,000 banking institutions in the US…Why are we different?

"Loans in a Thoughtful Manner"

- Achieving loan growth despite conservative lending practices
- Loans increased 21% annualized to $674.1 million from March 31, 2015 (largest quarterly loan increase in Company history)
- Not chasing low-rates to drive business

"Higher Touch Service" than National Banks

- Commitment to customer service / local brand recognition
- Commercial lending expertise
- Service execution larger institutions are not equipped to meet

Shareholder Driven Returns

- Tangible book value per share of $9.09 at June 30, 2015 compared to $8.79 at December 31, 2014 and $8.45 at June 30, 2014.
- $2.0 million stock buyback program for 2015
  - Has repurchased $2.0 million of the Company's common stock at an average price of $7.79 per share since initial launch of plan in 2013
- Increased quarterly dividend by 17% to $0.035 per share in third quarter of 2015.

Defined Growth Strategy
INITIAL GOAL: 1.00% Return-on-Assets

- Current ROAA of 0.71% - Q2 2015
- Maintain consistent commercial lending growth
- "Intelligent Expansion" of branch network
- Focus on increasing non-interest income
  - SBA lending
  - Mortgage banking expansion

Residential mortgage expansion focusing on under-served housing market.

TWO RIVER BANCORP

Under-served Housing Market

- Home buying process with larger institutions time consuming and low touch
- Smaller banks exiting residential business due to compliance requirements and lack of scale
- Above average household incomes / densely populated

Two River's Residential History

- Had not historically been a primary focus, as Company has built a strong presence in commercial / medical lending
- Has historically taken a reactive approach, treated as a "loss-leader"
- Company sees the opportunity to increase non-interest income

Opportunity: Leverage established presence and brand in desirable residential buying markets in New Jersey

Expansion of Mortgage Residential Business

- Proactive approach to lending
- Existing back office infrastructure already in place
- Commission driven lending team
- Generated $17 million of loan originations in second quarter 2015
  - 44% sold / 54% portfolio
- Pipeline currently at $24 million, with 54% saleable
  - Goal to get saleable mix to 70/30
- Low loan to value and debt to income underwriting parameters



Monmouth County available real estate for sale at 7/2015 – Zillow.com

TwoRiver BANCORP

Proactive approach to growing market share in New Jersey core by:


SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
MONMOUTH
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

- Fully leveraging customer engagement and customer experience model over larger national institutions
- Cost-effectively expanding branch network
- Expanding mortgage operation
- Systematically growing loan portfolio
- Conservative credit underwriting parameters
- Deliver returns to shareholders through Book Value Improvements / ROE / Dividends (DRIP in place) / SBLF Repayment / Share Repurchase Program


Total Assets
$ in Millions
$900.0
$850.0
$800.0
$750.0
$700.0
$650.0
$600.0
$550.0
$500.0
$636.8
$674.6
$733.9
$769.7
$781.2
$844.4
2010
2011
2012
2013
2014
6/30/2015

Who We Are


TwoRiver
COMMUNITY BANK

Strong Regional Franchise

- Community bank established in January 2000
  - Holding company formed in 2006
- Focus on strong demographics of Monmouth, Ocean, Middlesex and Union Counties



Core Business Offerings

- Commercial, real estate and consumer lending
- Construction lending
- Medical and private banking
- Residential lending
- SBA lending
- Personal banking



New Jersey ~ Strong Regional Presence


Union County
Fanwood
Summit*
Westfield
Cranford
TwoRiver Community Bank
Middlesex
New Brunswick (Kilmer Square Branch)
Monmouth County
Allaire Airport
Atlantic Highlands
Middletown (Main Office)
Freehold
Port Monmouth
Red Bank
Tinton Falls (headquarters)
Tinton Falls (2 locations)
West Long Branch
Navesink
Manasquan
NJ is #1 in US in population density
US Census Estimates: 7/1/2013
Ocean County
Toms River*
* Loan Production Office

NYC
a. 50 miles

Branch Metrics / Criteria

Two River locations serve as full service branches or loan production offices in strategic locations, surrounded by New Jersey businesses in some of the most densely populated areas / commercial businesses in the United States.

Philadelphia
a. 70 miles



TRCB executive officers have over 95 years of combined experience in the banking industry



William D. Moss, President and CEO

- Over 35 years experience in the banking industry
- Has been with Two River since inception, and previously served with the Company as Executive Vice President and Senior Loan Officer
- Currently serves on the board of several banking associations located in New Jersey (New Jersey State Banking Advisory Council, past President of Community Banking Association of NJ, and as a Director of the New Jersey Bankers Association)



A. Richard Abrahamian, EVP and Chief Financial Officer

- Over 34 years experience in the banking industry
- Joined Two River in 2010
- Previously employed by major players in the New Jersey market such as PNC Bank, Synergy Financial Group and Center Bancorp



Alan B. Turner, EVP and Senior Loan Officer (Two River Community Bank)

- Over 28 years experience in the banking industry
- Joined Two River in 2000 as Vice President of Commercial Lending, and served as Senior Vice President of Commercial Lending from 2003 until promoted in 2008
- Solid background in Commercial Real Estate Lending

Operating / Financial Results


TwoRiver
COMMUNITY BANK

Balance Sheet Information: Asset Overview *(as of June 30, 2015)*



Loans and Deposits
($ in Millions)
Loans
$674
Deposits
$686
Loans
Total Deposits



($ in millions)
Total Deposits
$700
$600
$500
$400
$300
$200
$100
$0
$524
$554
$607
$633
$642
$686
2010
2011
2012
2013
2014
6/30/2015

- 92% core, 21% non-interest bearing demand
- Stable low deposit cost of funds of 0.47%

Balance Sheet Information: Loans *(as of June 30, 2015)*


Loan Mix
Consumer, 3.8%
Real Estate Residential, 6.1%
Commercial and Industrial, 14.6%
Real Estate Construction , 13.8%
Real Estate Commercial, 61.7%

($ in millions)


Loans by Quarter
$700.0
$680.0
$660.0
$640.0
$620.0
$600.0
$580.0
$560.0
$540.0
$520.0
$579.6
$587.5
$602.8
$592.1
$612.4
$615.3
$627.6
$640.2
$674.1
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Commercial Real Estate Highlights

- Relationship banking
- Conservative underwriting parameters
- Majority of portfolio is secured by NJ properties
- Average commercial loan size approximately $755,000
- Average LTV at origination was 75% or less
- Approximately 45% is owner-occupied

Deposit Mix


Brokered, 4.1%
Listed, 4.4%
CDs, 7.0%
Demand, 20.7%
Money Market 10.5%
NOW, 20.0%
Savings, 33.4%

($ in millions)

Deposits by Quarter


$700.0
$680.0
$660.0
$640.0
$620.0
$600.0
$580.0
$560.0
$604.7
$625.7
$633.4
$627.9
$626.6
$627.8
$642.4
$655.3
$686.4
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Deposit - Components


Brokered, including CDARs 4%
Listed Service 5%
Business 45%
Consumer 46%


Net Income Available
to Common Shareholders ($ in 000s)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$4,367
$4,898
$5,900
FY 2012
FY 2013
FY 2014


ROAA
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.69%
0.69 %
0.78%
FY 2012
FY 2013
FY 2014


EPS (diluted)
0.80
0.60
0.40
0.20
0.00
0.54
$0.60
$0.73
FY 2012
FY 2013
FY 2014


ROAE
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.36%
5.49%
6.21%
FY 2012
FY 2013
FY 2014


Net Income Available
to Common Shareholders ($ in 000s)
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$-
$1,145
$1,314
$1,384
$1,420
$1,390
$1,658
$1,432
$1,428
$1,446
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015


ROAA
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.66%
0.73%
0.73%
0.78%
0.74%
0.87%
0.74%
0.74%
0.71%
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015


EPS (diluted)
$0.20
$0.15
$0.10
$0.05
$-
$0.14
$0.16
$0.17
$0.17
$0.17
$0.20
$0.18
$0.18
$0.18
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015


ROAE
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.15%
5.81%
5.89%
6.13%
5.90%
6.85%
5.91%
6.20%
6.15%
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

Conservative Investment Approach

- Emphasize preservation of capital
- Tax-equivalent yield: 2.24%
- Weighted average modified duration: 4.4 years
- As of June 30, 2015, total available-for-sale investments equaled $37.9 million at fair value
- Held-to-maturity securities at June 30, 2015 were $36.4 million at amortized cost

Investment Portfolio as of 6/30/2015

(Dollars in millions)


CRA Mutual Fund 3%
Corporate debt securities, primarily financial institutions 6%
U.S. Government agency securities 2%
Municipal securities 38%
U.S. Government-sponsored enterprises ("GSE") – Residential mortgage-backed securities 25%
U.S. Government collateralized residential mortgage obligations 26%

Positioned well for rising interest rates

- Currently hold $29 million, or 3.4% of balance sheet, in overnight funds at FRB
- Net interest income simulation modeling indicates1.5% improvement in year 2 based on +400 bp rate shock
- 38% of loan portfolio reprices within 12 months, while only 7% reprices over 5 years
- 41% of deposits represent core checking while 88% represent core deposits [1]

[1] Core checking consists of non-interest and interest checking deposits while core deposits consist of all deposits, except CD's over $100K, brokered CD's and listed service CD's

Valuation


TwoRiver
COMMUNITY BANK

Strengths

- Strong Net Interest Margin
- Efficiency Ratio Lower than Nasdaq Bank Index

Weaknesses

- Non-interest income historically weaker than peers

Two River Compared to New Jersey Publicly Held Banks

Source: SNL Financial 8-10-2015 – Full List in Appendix

Company Name	Ticker	Location	Total Assets MRQ ($000)	Market Cap of Traded Common Equity ($M)	ROAA LTM (%)	ROAE LTM (%)	Net Interest Margin LTM (%)	Efficiency Ratio LTM (%)	Operating Rev (%)	Nonint Inc/ LTM (%)	Price/ Last-twelve-months EPS (x)	Price/ Tangible Book (%)	Total Return One Year (%)
Median			701,191	37.2	0.59	6.46	3.55	75.48		11.03	13.4	89.1	7.38
Two River	**TRCB**	**Tinton Falls, NJ**	**844,364**	**71.4**	**0.76**	**6.30**	**3.76**	**67.43**		**9.41**	**12.2**	**99.0**	**11.13**
Comparison to Median					*Better*	*Better*	*Better*	*Better*		*Below*	*Discount*	*Above*	*Better*

- Tangible book value of $9.09 (annual increase of 7.0%)
- Five year CAGR on tangible book value of 6.9% (at YE)
  - ($6.79 as reported in 2010 / $8.79 as reported in 2014 / $9.09 in Q2 2015)
- Quarterly dividend of $0.035
  - Dividend strategy focused on delivering returns, attractiveness of stock, properly sized, NOT limiting any growth initiatives
  - Share repurchase program in place since January 2013. Company has repurchased $2.0 million of its common stock at an average price of $7.79 per share since initial launch of plan.


$9.20
$9.00
$8.80
$8.60
$8.40
$8.20
$8.00
$7.80
$0.02
$0.03
$0.03
$0.03
$0.03
$0.03
$8.29
$8.45
$8.63
$8.79
$8.96
$9.09
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
*At June 30, 2015
Tangible Book Value Per Share
Dividend

Investment Highlights

TwoRiver BANCORP

- Attractive franchise in demographically desirable markets in New Jersey
- Knowledgeable and experienced management team and bankers
- Corporate strategy remains focused on loan production while maintaining conservative underwriting culture
- Focused growth plan aimed at leveraging commercial expertise while strengthening non-interest income through residential lending expansion and SBA lending
- Compelling stock valuation in comparison with publicly-held NJ Peers
- Proactively reaching out to investor community


TwoRiver
COMMUNITY BANK


TwoRiver
COMMUNITY BANK

TWO RIVER BANCORP

NASDAQ Capital Market: TRCB
Two River Community Bank
766 Shrewsbury Avenue
Tinton Falls, NJ 07724

For Additional Information

At the Company:

A. Richard Abrahamian
Executive Vice President and Chief Financial Officer
Phone: 732-216-0166
Fax: 732-345-0614
Email: rabrahamian@tworiverbank.com

Investor Relations:

The Equity Group Inc.
Adam Prior
Senior Vice President
APrior@equityny.com
212-836-9606

Appendix / Financial Information


TwoRiver
COMMUNITY BANK

Peer Data – Two River Performance / Valuation

TWO RIVER BANCORP

Strengths

- Strong Net Interest Margin
- Efficiency Ratio Lower than Nasdaq Bank Index

Weaknesses

- Non-interest income historically weaker than peers

Peer List of New Jersey Banks

Source: SNL Financial 8-10-2015

Company Name	Ticker	Location	End of Fiscal Period Date MRQ	Total Assets MRQ ($000)	Market Cap of Traded Common Equity ($M)	ROAA LTM (%)	ROAE LTM (%)	Net Interest Margin LTM (%)	Efficiency Ratio LTM (%)	Noninterest Inc/ Operating Rev LTM (%)	Price/ Last-twelve-months EPS (x)	Price/ Tangible Book (%)	Total Return One Year (%)
First Bank	FRBA	Hamilton, NJ	6/30/2015	757,039	57.2	0.70	7.32	3.62	66.43	4.71	11.9	85.5	1.00
Hopewell Valley Cmnty Bank	HWDY	Pennington, NJ	6/30/2015	495,016	32.3	0.50	5.30	-	-	8.16	14.2	93.6	17.99
1st Constitution Bancorp	FCCY	Cranbury, NJ	6/30/2015	1,046,917	87.0	0.90	10.09	4.01	62.81	15.25	10.1	111.5	19.78
Stewardship Financial Corp.	SSFN	Midland Park, NJ	6/30/2015	701,191	37.2	0.59	6.78	3.44	79.25	12.63	11.3	81.0	44.35
Community Bk of Bergen County	CMTB	Maywood, NJ	6/30/2015	306,353	19.9	0.61	7.47	-	75.55	7.30	10.9	73.7	53.85
Unity Bancorp Inc.	UNTY	Clinton, NJ	6/30/2015	1,024,303	82.1	0.84	11.53	3.60	65.09	17.27	10.3	113.8	9.84
Elmer Bancorp Inc.	ELMA	Elmer, NJ	3/31/2015	221,991	18.3	0.61	5.98	4.24	75.42	7.70	13.4	80.9	(1.90)
Liberty Bell Bank	LBBB	Marlton, NJ	3/31/2015	148,686	7.9	(2.33)	(34.74)	3.24	113.26	11.03	NM	86.8	(13.64)
New Jersey Community Bank	NJCB	Freehold, NJ	3/31/2015	129,317	11.0	(0.08)	(0.75)	3.51	102.01	7.98	NM	75.5	6.48
Highlands Bancorp Inc.	HSBK	Vernon, NJ	6/30/2015	298,823	12.8	0.36	4.31	-	82.24	22.33	14.6	-	1.29
Community First Bank	CFSO	Somerset, NJ	3/31/2015	99,492	7.2	0.20	2.09	3.77	92.64	18.27	39.5	80.8	7.38
Harvest Community Bank	HCBP	Pennsville, NJ	3/31/2015	183,491	0.8	(3.97)	(54.72)	2.94	113.06	9.73	NM	8.7	(89.23)
Parke Bancorp Inc.	PKBK	Sewell, NJ	6/30/2015	868,739	79.4	1.52	-	4.14	40.73	20.54	9.3	91.5	12.20
ConnectOne Bancorp, Inc.	CNOB	Englewood Cliffs, NJ	6/30/2015	3,660,057	631.3	0.89	6.77	3.67	39.31	3.79	20.6	209.6	12.00
OceanFirst Financial Corp.	OCFC	Toms River, NJ	6/30/2015	2,395,100	314.6	0.87	9.36	3.23	63.34	18.97	14.6	136.6	15.01
Sun Bancorp Inc.	SNBC	Mount Laurel, NJ	6/30/2015	2,379,023	385.9	0.07	0.78	2.73	99.90	20.90	NM	179.7	9.95
Valley National Bancorp	VLY	Wayne, NJ	6/30/2015	19,290,005	2,317.9	0.63	6.46	3.20	71.21	10.86	19.2	180.8	6.73
Bancorp of New Jersey Inc.	BKJ	Fort Lee, NJ	6/30/2015	802,941	71.1	0.58	6.69	-	-	-	15.2	100.9	(2.21)
Shore Community Bank	SHRC	Toms River, NJ	6/30/2015	232,600	16.7	0.57	-	-	-	-	13.2	70.3	6.23
Minimum				99,492	0.8	(3.97)	(54.72)	2.73	39.31	3.79	9.3	8.7	(89.23)
Median				701,191	37.2	0.59	6.46	3.55	75.48	11.03	13.4	89.1	7.38
Average				1,844,268	220.6	0.21	0.04	3.52	77.64	12.79	15.2	103.4	6.16
Maximum				19,290,005	2,317.9	1.52	11.53	4.24	113.26	22.33	39.5	209.6	53.85
Two River Bncp	**TRCB**	**Tinton Falls, NJ**	**6/30/2015**	**844,364**	**71.4**	**0.76**	**6.30**	**3.76**	**67.43**	**9.41**	**12.2**	**99.0**	**11.13**
Comparison to Median						**Better**	**Better**	**Better**	**Better**	**Below**	**Discount**	**Above**	**Better**

Selected Statement of Operations

($ in thousands, except per share data)

Selected Consolidated Earnings Data:	Three Months Ended June 30, 2015	Three Months Ended March 31, 2015	Three Months Ended June 30, 2014	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
Total Interest Income	**$ 7,903**	$ 7,676	$ 7,552	**$ 15,579**	$ 15,032
Total Interest Expense	**967**	904	866	**1,871**	1,737
Net Interest Income	**6,936**	6,772	6,686	**13,708**	13,295
Provision for Loan Losses	**190**	90	238	**280**	521
Net Interest Income after Provision for Loan Losses	**6,746**	6,682	6,448	**13,428**	12,774
Other Non-Interest Income	**941**	776	713	**1,717**	1,484
Other Non-Interest Expenses	**5,377**	5,161	4,904	**10,538**	9,696
Income before Income Taxes	**2,310**	2,297	2,257	**4,607**	4,562
Income Tax Expense	**849**	854	837	**1,703**	1,692
Net Income	**1,461**	1,443	1,420	**2,904**	2,870
Preferred Stock Dividends	**(15)**	(15)	(30)	**(30)**	(60)
Net Income Available to Common Shareholders	**$ 1,446**	$ 1,428	$ 1,390	**$ 2,874**	$ 2,810
Per Common Share Data:					
Basic Earnings	**$ 0.18**	$ 0.18	$ 0.18	**$ 0.36**	$ 0.35
Diluted Earnings	**$ 0.18**	$ 0.18	$ 0.17	**$ 0.35**	$ 0.35
Book Value	**$ 11.37**	$ 11.25	$ 10.75	**$ 11.37**	$ 10.75
Tangible Book Value (1)	**$ 9.09**	$ 8.96	$ 8.45	**$ 9.09**	$ 8.45
Average Common Shares Outstanding (in thousands):					
Basic	**7,930**	7,937	7,922	**7,937**	7,945
Diluted	**8,142**	8,137	8,105	**8,143**	8,122

Balance Sheet Highlights

($ in thousands)

	June 30, 2015	December 31, 2014	June 30, 2013
Total Assets	**$844,364**	$781,196	$765,679
Loans	**$674,050**	$627,614	$612,386
Total Deposits	**$686,395**	$642,390	$626,646
Total Stockholders' Equity	**$96,255**	$93,932*	$97,257

*Decrease from previous period is the result of the Company redeeming $6 million of its SBLF Preferred Stock in December 2014

Quarterly Performance Metrics

($ in thousands, except per share data)

	2nd Qtr. 2015	1st Qtr. 2015	4th Qtr. 2014	3rd Qtr. 2014	2nd Qtr. 2014	6 Mo. Ended 6/30/15	6 Mo. Ended 6/30/14
Net Income	**$1,461**	$1,443	$1,459	$1,688	$1,420	**$2,904**	$2,870
Income Available to Common Shareholders	**$1,446**	$1,428	$1,432	$1,658	$1,390	**$2,874**	$2,810
Earnings per Common Share – Diluted	**$0.18**	$0.18	$0.18	$0.20	$0.17	**$0.35**	$0.35
Return on Average Assets	**0.71%**	0.74%	0.74%	0.87%	0.74%	**0.72%**	0.76%
Return on Average Tangible Assets (1)	**0.73%**	0.76%	0.76%	0.89%	0.76%	**0.74%**	0.78%
Return on Average Equity	**6.15%**	6.20%	5.91%	6.85%	5.90%	**6.17%**	6.03%
Return on Average Tangible Equity (1)	**7.59%**	7.67%	7.26%	8.42%	7.28%	**7.63%**	7.44%
Net Interest Margin	**3.65%**	3.77%	3.75%	3.80%	3.78%	**3.71%**	3.80%
Non-Performing Assets to Total Assets	**0.75%**	0.75%	1.00%	1.03%	1.06%	**0.75%**	1.06%
Allowance as a % of Loans	**1.23%**	1.26%	1.29%	1.35%	1.27%	**1.23%**	1.27%

(1) Non-GAAP Financial Information. See "Reconciliation of Non-GAAP Financial Measures" at end of presentation

Asset Quality

($ in thousands)

	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014
Nonaccrual loans	$ **4,930**	$ 4,450	$ 6,237	$ 6,919	$ 6,670
Loans past due over 90 days and still accruing	**-**	-	-	-	-
OREO	**1,411**	1,603	1,603	1,069	1,484
Total Non-Performing Assets	**6,341**	6,053	7,840	7,988	8,154
Troubled Debt Restructured Loans:					
Performing	**17,239**	15,383	16,284	17,258	20,760
Non-Performing	**2,287**	2,314	4,269	5,122	5,027
Non-Performing Loans to Total Loans	**0.73%**	0.70%	0.99%	1.12%	1.09%
Non-Performing Assets to Total Assets	**0.75%**	0.75%	1.00%	1.03%	1.06%
Allowance as a % of Loans	**1.23%**	1.26%	1.29%	1.35%	1.27%

Capital Ratios (Last Five Quarters)

Balance Sheet Ratios/ Capital (%)	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014
Common Equity Tier 1 Risk-based Ratio	9.91%	10.08%	10.47%	10.22%	10.02%
Tangible Common Equity (TCE) / Tangible Assets	8.73%	9.03%	9.14%	9.04%	8.97%
Leverage Ratio	9.72%	9.98%	9.95%	10.78%	10.61%
Tier 1 Risk-based Ratio	10.73%	10.93%	11.36%	12.00%	11.80%
Total Risk-based Ratio	11.87%	12.08%	12.57%	13.24%	12.96%

Capital Ratios (Year-end Comparison)

The capital ratios of the Company and the Bank, at June 30, 2015, and December 31, 2014, are presented below.

	June 30, 2015				December 31, 2014		
	CET 1 Capital to Risk Weighted Assets Ratio	**Tier 1 Capital to Average Assets Ratio**	**Tier 1 Capital to Risk Weighted Assets Ratio**	**Total Capital to Risk Weighted Assets Ratio**	**Tier 1 Capital to Average Assets Ratio**	**Tier 1 Capital to Risk Weighted Assets Ratio**	**Total Capital to Risk Weighted Assets Ratio**
Two River Bancorp	**9.91%**	**9.72%**	**10.73%**	**11.87%**	9.95%	11.36%	12.57%
Two River Community Bank	**10.67%**	**9.66%**	**10.67%**	**11.80%**	9.90%	11.31%	12.51%
"Well capitalized" institution (under prompt correction action regulations)*	**6.50%**	**5.00%**	**8.00%**	**10.00%**	5.00%	6.00%	10.00%

*Applies to Bank only

TwoRiver BANCORP

(in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
June 30, 2015				
Securities available for sale:				
U.S. Government agency securities	$ 1,240	$ 4	$ -	$ 1,241
Municipal securities	512	6	-	518
U.S. Government-sponsored enterprises ("GSE") – Residential mortgage-backed securities	15,558	10	(172)	15,396
U.S. Government collateralized residential mortgage obligations	15,894	45	(330)	15,609
Corporate debt securities, primarily financial institutions	2,991	2	(170)	2,823
	36,195	64	(672)	35,587
Community Reinvestment Act ("CRA") mutual fund	2,372	-	(11)	2,361
	$ 38,567	$ 64	$ (683)	$ 37,948
Securities held to maturity:				
Municipal securities	$ 27,532	$ 315	$ (269)	$ 27,578
GSE – Residential mortgage-backed securities	3,139	12	(38)	3,113
U.S. Government collateralized residential mortgage obligations	3,898	-	(36)	3,862
Corporate debt securities, primarily financial institutions	1,818	-	(225)	1,593
	$ 36,387	$ 327	$ (568)	$ 36,146

Reconciliation of Non-GAAP Measures

	As of and for the Three Months Ended					As of and for the Six Months Ended	
	June 30, 2015	March 31, 2015	Dec. 31, 2014	Sept 30, 2014	June 30, 2014	June 30, 2015	June 30, 2014
Total shareholders' equity	**$ 96,255**	$ 95,179	$ 93,932	$ 98,637	$ 97,257	**$ 96,255**	$ 97,257
Less: preferred stock	**(6,000)**	(6,000)	(6,000)	(12,000)	(12,000)	**(6,000)**	(12,000)
Common shareholders' equity	**$ 90,255**	$ 89,179	$ 87,932	$ 86,637	$ 85,257	**$ 90,255**	$ 85,257
Less: goodwill and other tangibles	**(18,138)**	(18,147)	(18,166)	(18,185)	(18,205)	**(18,138)**	(18,205)
Tangible common shareholders' equity	**$ 72,117**	$ 71,032	$ 69,766	$ 68,542	$ 67,052	**$ 72,117**	$ 67,052
Common shares outstanding	**7,935**	7,925	7,940	7,932	7,931	**7,935**	7,931
Book value per common share	**$ 11.37**	$ 11.25	$ 11.07	$ 10.92	$ 10.75	**$ 11.37**	$ 10.75
Book value per common share	**$ 11.37**	$ 11.25	$ 11.07	$ 10.92	$ 10.75	**$ 11.37**	$ 10.75
Effect of intangible assets	**(2.28)**	(2.29)	(2.28)	(2.29)	(2.30)	**(2.28)**	(2.30)
Tangible book value per common share	**$ 9.09**	$ 8.96	$ 8.79	$ 8.63	$ 8.45	**$ 9.09**	$ 8.45
Return on average assets	**0.71%**	0.74%	0.74%	0.87%	0.74%	**0.72%**	0.76%
Effect of intangible assets	**0.02%**	0.02%	0.02%	0.02%	0.02%	**0.02%**	0.02%
Return on average tangible assets	**0.73%**	0.76%	0.76%	0.89%	0.76%	**0.74%**	0.78%
Return on average equity	**6.15%**	6.20%	5.91%	6.85%	5.90%	**6.17%**	6.03%
Effect of average intangible assets	**1.44%**	1.47%	1.35%	1.57%	1.38%	**1.46%**	1.41%
Return on average tangible equity	**7.59%**	7.67%	7.26%	8.42%	7.28%	**7.63%**	7.44%

The presentation contains certain financial information determined by methods other than in accordance with generally accepted accounting policies in the United States (GAAP). These non-GAAP financial measures are "book value per common share," "tangible book value per common share," "return on average tangible assets," and "return on average tangible equity." This non-GAAP disclosure has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Our management uses these non-GAAP measures in its analysis of our performance because it believes these measures are material and will be used as a measure of our performance by investors.